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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /

CHECK THE APPROPRIATE BOX:

/ / Preliminary proxy statement
/ / Definitive proxy statement
/X/ Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. TRUST CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             U.S. TRUST CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:

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(4) Proposed maximum aggregate value of transaction:


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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:


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(2) Form, schedule or registration statement no.:


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(3) Filing party:


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(4) Date filed:


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
U.S. TRUST
                                                         U.S. TRUST CORPORATION
STOCK FUND VOTING INSTRUCTIONS

  VOTING INSTRUCTION SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF
            STOCKHOLDERS UNITED STATES TRUST COMPANY OF NEW YORK,
                   114 WEST 47TH STREET, NEW YORK, NEW YORK
             WEDNESDAY, MARCH 22, 1995, 10:00 A.M. NEW YORK TIME

The undersigned, a Member of the Employees' 401 (k) Plan & ESOP of United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation represented by my interest in the Stock Fund in accordance with the terms of the Plan upon the matters shown on the reverse side, which are described in the Proxy Statement-Prospectus, and upon all other matters which may come before the Special Meeting of Stockholders of U.S. Trust Corporation, or any adjournment or postponenemt thereof. The undersigned acknowledges receipt of the Proxy Statement-Prospectus dated February 9, 1995 and the related Notice of Special Meeting of Stockholders.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE).

/X/ PLEASE MARK YOUR
    VOTE WITH AN X.

1. APPROVAL OF THE DISTRIBUTION described in the Agreement and Plan of Distribution among the Company, New USTC Holdings Corporation ("Spinco"), United States Trust Company of New York and New U.S. Trust Company of New York, pursuant to which, among other things, immediately prior to the Merger (as defined below), the Company will distribute to its stockholders on a share-for-share basis in a non-taxable distribution (the "Distribution") all the shares of Spinco.

                          FOR     AGAINST   ABSTAIN
                          / /       / /       / /

2. AUTHORIZATION AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, dated as of November 18, 1994 (the "Merger Agreement"), between the Company and The Chase Manhattan Corporation ("Chase") pursuant to which, among other things, immediately following the Distribution, the remaining Company will be merged (the "Merger") with and into Chase upon the terms and conditions contained in the Merger Agreement.

                          FOR     AGAINST   ABSTAIN
                          / /       / /       / /

                                           As described in the Proxy Statement-
                                           Prospectus, the Distribution and the
                                           Merger are for the purpose of
                                           effecting the sale of the Company's
                                           securities processing business to
                                           Chase.

                                           Authorization of the Merger by stock
                                           holders is a condition of the
                                           Distribution, and approval of the
                                           Distribution by stockholders is a
                                           condition of the Merger.


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SIGNATURE(S)    PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION     DATE
                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

U.S. TRUST
                                                         U.S. TRUST CORPORATION
ESOP VOTING INSTRUCTIONS

  VOTING INSTRUCTION SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF
            STOCKHOLDERS UNITED STATES TRUST COMPANY OF NEW YORK,
                   114 WEST 47TH STREET, NEW YORK, NEW YORK
             WEDNESDAY, MARCH 22, 1995, 10:00 A.M. NEW YORK TIME

The undersigned, a Member of the Employees' 401 (k) Plan & ESOP of United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation allocated to my account in the ESOP Stock Fund which I am entitled to vote in accordance with the terms of the Plan upon the matters shown on the reverse side, which are described in the Proxy Statement-Prospectus, and upon all other matters which may come before the Special Meeting of Stockholders of U.S. Trust Corporation, or any adjournment or postponenemt thereof. The undersigned acknowledges receipt of the Proxy Statement-Prospectus dated February 9, 1995 and the related Notice of Special Meeting of Stockholders.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE).

/X/ PLEASE MARK YOUR
    VOTE WITH AN X.

1. APPROVAL OF THE DISTRIBUTION described in the Agreement and Plan of Distribution among the Company, New USTC Holdings Corporation ("Spinco"), United States Trust Company of New York and New U.S. Trust Company of New York, pursuant to which, among other things, immediately prior to the Merger (as defined below), the Company will distribute to its stockholders on a share-for-share basis in a non-taxable distribution (the "Distribution") all the shares of Spinco.

                          FOR     AGAINST   ABSTAIN
                          / /       / /       / /

2. AUTHORIZATION AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, dated as of November 18, 1994 (the "Merger Agreement"), between the Company and The Chase Manhattan Corporation ("Chase") pursuant to which, among other things, immediately following the Distribution, the remaining Company will be merged (the "Merger") with and into Chase upon the terms and conditions contained in the Merger Agreement.

                          FOR     AGAINST   ABSTAIN
                          / /       / /       / /

                                           As described in the Proxy Statement-
                                           Prospectus, the Distribution and the
                                           Merger are for the purpose of
                                           effecting the sale of the Company's
                                           securities processing business to
                                           Chase.

                                           Authorization of the Merger by stock
                                           holders is a condition of the
                                           Distribution, and approval of the
                                           Distribution by stockholders is a
                                           condition of the Merger.


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SIGNATURE(S)    PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION     DATE
                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     [LETTERHEAD OF U.S. TRUST CORPORATION]

[LOGO]
                                                                  March   , 1995

Dear Stockholder:

     Last month we sent proxy soliciting material to you relating to our Special Meeting of Stockholders to be held on March 22, 1995. At the Special Meeting, Stockholders will be asked to consider and vote upon the Distribution and the Merger described in such material.

     According to our latest records, we have not received your Proxy. Naturally, we would be pleased to have you attend the meeting and vote in person. However, if you are not able to attend, we urge you to fill out the enclosed proxy card promptly to ensure that your shares will be represented. Because of the significance of the proposed transaction to the Company, your participation in the meeting, in person or by proxy, is especially important.

     Thank you for your cooperation.

                                          Sincerely,

                                          H. Marshall Schwarz
                                          Chairman and Chief Executive Officer

DUE TO DELAYS IN THE MAIL, WE MAY NOT HAVE RECEIVED THE ORIGINAL PROXY YOU RETURNED, AND ARE NOW REQUESTING THAT YOU PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

U.S. TRUST                        MEMORANDUM


           TO:     Fellow Employee Shareholders

           FROM:   H. Marshall Schwarz

           DATE:   February 17, 1995

           RE:     PROXY VOTING

           As a shareholder in U.S. Trust common stock through the 401(k) Plan and ESOP ("The Plan"), you are asked each year to vote your shares.

           You will be receiving through interoffice mail your 1995 proxy materials. Please note that your proxy voting cards are inserted into the flap inside the envelope and are used for the mailing address of your envelope. Do not throw them out with the envelope!

                                             U.S. TRUST CORPORATION STOCK FUND
           ESOP VOTING - YELLOW PROXY CARD   VOTING - BLUE PROXY CARD
           -------------------------------   ---------------------------------
            Use the yellow card to vote       Use the blue card to vote your
            shares allocated to you           401(k) fund units in U.S. Trust
            through ESOP

           Please vote by completing the proxy cards, signing and dating them on the back and mailing them in the enclosed postage paid envelope. YOUR VOTE IS STRICTLY CONFIDENTIAL. The cards are being returned directly to Coopers & Lybrand, which will count the vote and inform us of the results.

           Due to the special circumstances this year, U.S. Trust has retained the services of Northern Trust Company as an independent fiduciary. The attached outlines Northern Trust's role in this vote.


           Attachment